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AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")
SEPARATE ACCOUNT D
PLATINUM INVESTORSM VARIABLE ANNUITY
FLEXIBLE PAYMENT VARIABLE AND FIXED
INDIVIDUAL DEFERRED ANNUITY CONTRACTS
SUPPLEMENT DATED APRIL 1, 2002
TO
PROSPECTUS
DATED MAY 1, 2001
AS SUPPLEMENTED SEPTEMBER 4, 2001

          This supplement addresses two important subjects related to your Platinum Investor variable annuity ("Contract").

          FIRST, effective April 30, 2002, AGL is amending the prospectus for the purpose of ceasing future sales of the Contracts.

          On page 1 of the prospectus, the first paragraph is deleted in its entirety and replaced with the following:

American General Life Insurance Company ("AGL") will no longer accept applications after April 30, 2002 for Platinum Investor flexible payment variable and fixed individual deferred annuity contracts (the "Contracts") described in this Prospectus. Your rights as a Platinum Investor Owner, including the right to make additional purchase payments, are not affected by this change.

          SECOND, this supplement explains two issues that impact your Contract as a result of a request by Van Kampen Life Investment Trust (the "Life Investment Trust") for approval of a proposition which affects the Contract. The first issue discusses the effect on your Contract if the proposition is voted "AGAINST" and the second issue discusses the effect on the Contract if the proposition is voted "FOR."

          The Life Investment Trust is seeking the approval of shareholders for the reorganization of its series, the Strategic Stock Portfolio ("LIT Strategic Stock"), into another of its series, the Growth and Income Portfolio ("LIT Growth and Income"). AGL is required to solicit the votes of Contract owners. Contract owners with all or a part of their Contract values invested in the LIT Strategic Stock Division as of February 15, 2002 were solicited to provide AGL with voting instructions for the shares attributable to their Contract.

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          Issue 1.      If the proposed reorganization is NOT APPROVED, there will be no change to your Contract or the investment options available under the Contract.

          Issue 2.      If the proposed reorganization IS APPROVED, the LIT Growth and Income will be added as a new investment option available in your Contract. Contract owners will receive units of interest in the LIT Growth and Income Division in exchange for their units of interest in the LIT Strategic Stock Division. The LIT Strategic Stock will cease to be a separate entity.

          This process will take place over a period of four days. Monday, April 29, 2002 will be the last day Contract values can move into or out of the LIT Strategic Stock Division. Trade orders must be received by AGL by 3 PM Central Time in order to receive the values established at the close of the market on April 29. On Tuesday, April 30, 2002, there will be no trade orders accepted. On Wednesday, May 1, 2002, the transfer agent for the Life Investment Trust will sell shares of LIT Strategic Stock and purchase shares of LIT Growth and Income. Thursday, May 2, 2002 will be the first day that Contract values can be invested in the LIT Growth and Income Division.

          If you have all or any part of your Contract values invested in the LIT Strategic Stock Division on April 30, 2002 you will receive a written confirmation of the transfer to the LIT Growth and Income Division within five days after the transaction.

          You may also transfer out of the LIT Strategic Stock Division to any other available Division of your Contract prior to April 30, 2002, without having such transfer(s) incur a $25.00 Transfer Charge, or count against the 12 free transfers which you are allowed each Contract Year.